Exhibit 99.1

Energy Focus, Inc. Announces $5.0 Million Registered Direct Offering Priced-At-the-Market under Nasdaq Rules

SOLON, Ohio, June 14, 2021 -- Energy Focus, Inc. (”Energy Focus,” “we,” “our,” “us” or the “Company”) (NASDAQ:EFOI), a leader in sustainable and human-centric lighting (“HCL”) technologies and developer of a range of UV-C disinfection products, today announced that it has entered into definitive securities purchase agreements with certain institutional investors for the issuance and sale of 990,100 shares of the Company’s common stock, at a purchase price of $5.05 per share, in a registered direct offering priced at-the-market under the rules of The Nasdaq Stock Market (“Nasdaq”). The closing of the sale of the securities is expected to occur on or about June 16, 2021, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to the Company are expected to be approximately $5.0 million, before deducting placement agent fees and other offering expenses. Energy Focus currently intends to use the net proceeds from the offering for general corporate purposes, and may use up to 50% of the net proceeds from the offering to reduce the balance of an outstanding promissory note.

The shares of common stock are being offered pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-228255) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 4, 2018. A prospectus supplement to the prospectus contained in the Registration Statement relating to the offering will be filed with the SEC. Electronic copies of the prospectus supplement and the accompanying prospectus relating to the registered direct offering may be obtained, when available, from H.C. Wainwright & Co., LLC, 430 Park Avenue 3rd Floor, New York, New York 10022, or by calling (646) 975-6996 or by emailing placements@hcwco.com or at the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Energy Focus

Energy Focus is an industry-leading innovator of sustainable and human-centric lighting and lighting control technologies and solutions, as well as UV-C Disinfection technologies and solutions. As the creator of the first flicker-free LED lamps, Energy Focus develops high quality LED lighting products and controls that provide extensive energy and maintenance savings, as well as aesthetics, safety, health and sustainability benefits over conventional lighting. Our EnFocus™ lighting control platform enables existing and new buildings to provide quality, convenient and affordable, dimmable and color-tunable, circadian and human-centric lighting capabilities. In addition, our patent-pending UV-C Disinfection technologies and products (UV™ by Energy Focus), announced in late 2020, aim to provide effective, reliable and affordable UVCD solutions for buildings, facilities and homes. Energy Focus’ customers include U.S. and foreign navies, U.S. federal, state and local governments, healthcare and educational institutions, as well as Fortune 500 and middle market companies.

Energy Focus is headquartered in Solon, Ohio. For more information, visit energyfocus.com.

Forward-Looking Statements:

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities
32000 Aurora Road, Solon, OH 44139        •    www.energyfocus.com        •    800.327.7877

Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, statements regarding the offering, the intended use of proceeds and the timing of the closing of the offering. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance. Actual results may differ materially from our forward-looking statements due to, among other things: disruptions and a slowing in the U.S. and global economy and business interruptions experienced by us, our customers and our suppliers as a result of the COVID-19 pandemic and related impacts on travel, trade and business operations; our ability to realize the expected novelty, disinfection effectiveness, affordability and estimated delivery timing of our ultraviolet light disinfection (“UVCD”) products and their performance and cost compared to other products; our ability to extend our product portfolio into commercial services and consumer products; market acceptance of our LED lighting, control and UVCD technologies and products; our need for additional financing in the near term to continue our operations; our ability to refinance or extend maturing debt on acceptable terms or at all; our ability to continue as a going concern for a reasonable period of time; our ability to implement plans to increase sales and control expenses; our reliance on a limited number of customers for a significant portion of our revenue, and our ability to maintain or grow such sales levels; our ability to add new customers to reduce customer concentration; our reliance on a limited number of third-party suppliers and research and development partners, our ability to manage third-party product development and obtain critical components and finished products from such suppliers on acceptable terms and of acceptable quality, and the impact of our fluctuating demand on the stability of such suppliers; our ability to timely and efficiently transport products from our third-party suppliers to our facility by ocean marine channels; our ability to increase demand in our targeted markets and to manage sales cycles that are difficult to predict and may span several quarters; the timing of large customer orders, significant expenses and fluctuations between demand and capacity as we invest in growth opportunities; our ability to compete effectively against companies with lower cost structures or greater resources, or more rapid development efforts, and new competitors in our target markets; our ability to successfully scale our network of sales representatives, agents, and distributors to match the sales reach of larger, established competitors; our ability to attract, develop and retain qualified personnel, and to do so in a timely manner; the impact of any type of legal inquiry, claim or dispute; general economic conditions in the United States and in other markets in which we operate or secure products; our dependence on military maritime customers and on the levels and timing of government funding available to such customers, as well as the funding resources of our other customers in the public sector and commercial markets; business interruptions resulting from geopolitical actions, including war and terrorism, natural disasters, including earthquakes, typhoons, floods and fires, or from health epidemics or pandemics or other contagious outbreaks; our ability to respond to new lighting technologies and market trends, and fulfill our warranty obligations with safe and reliable products; any delays we may encounter in making new products available or fulfilling customer specifications; any flaws or defects in our products or in the manner in which they are used or installed; our ability to protect our intellectual property rights and other confidential information, and manage infringement claims by others; our compliance with government contracting laws and regulations, through both direct and indirect sale channels, as well as other laws, such as those relating to the environment and health and safety; risks inherent in international markets, such as economic and political uncertainty, changing regulatory and tax requirements and currency fluctuations, including tariffs and other potential barriers to international trade; our ability to maintain effective internal controls and otherwise comply with our obligations as a public company; our ability to maintain compliance with the continued listing standards of Nasdaq; market conditions; failure to satisfy the closing conditions of the offering; and our results of operations and financial condition. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements, except as required by law.
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Investor Contact:
Brett Maas
(646) 536-7331
ir@energyfocus.com
32000 Aurora Road, Solon, OH 44139        •    www.energyfocus.com        •    800.327.7877